TIP FUNDS

                       Turner Ultra Large Cap Growth Fund
                          Turner Core Fixed Income Fund

                          Supplement dated May 5, 1999
        to the Statement of Additional Information dated January 31, 1999

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be read in conjunction with the Statement of Additional Information.

At a Board of Trustees Meeting held on February 26, 1999, the Board determined to change the name of the Turner Ultra Large Cap Growth Fund to Turner Large Cap Growth Equity Fund. Accordingly, all references in the Statement of Additional Information to the Turner Ultra Large Cap Growth Fund are hereby changed to Turner Large Cap Growth Equity Fund.

At a Board of Trustees Meeting held on March 29, 1999, the Board determined to change the name of the Turner Fixed Income Fund to Turner Core High Quality Fixed Income Fund. Accordingly, all references in the Statement of Additional Information to the Turner Fixed Income Fund are hereby changed to Turner Core High Quality Fixed Income Fund.

As of May 5, 1999 the Turner Core High Quality Fixed Income Fund was not in operation.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




TUR-A-025-03